UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2014

Medidata Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34387	13-4066508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Hudson Street, 9th Floor New York, New York	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 918-1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On February 10, 2014, the compensation committee (the “Committee”) of the board of directors of Medidata Solutions, Inc. (the “Company”) approved the following compensatory arrangements for its named executive officers:

2013 Annual Cash Bonuses. The Committee determined the annual cash bonus awards for 2013 for each of the Company’s named executive officers, based on its assessment of achievement of the 2013 performance targets previously set by the Committee, as follows: Tarek Sherif (Chairman and Chief Executive Officer)—$1,076,615; Glen de Vries (President)—$1,076,615; Cory Douglas (Chief Financial Officer)—$386,083; Steven Hirschfeld (EVP-Chief Value Officer)—$628,206; and Eileen Schloss (EVP- Human Resources)—$302,237.

2014 Salaries and Bonus Targets. The Committee approved 2014 salaries and target cash bonus amounts for the Company’s executive officers. The 2014 cash bonuses will be determined by the Committee based on achievement of the following factors: (i) the Chief Executive Officer and President—100% corporate financial performance objectives (revenue and EBITDAO); (ii) the EVP-Chief Value Officer—50% corporate financial performance objectives, 25% annual recurring revenue target and 25% individual performance objectives; and (iii) all other named executives—75% corporate financial performance objectives and 25% individual performance objectives.

The table below sets forth the 2014 salaries and target cash bonus amounts of the Company’s named executive officers:

Name	Office	2014 Salary	2014 Bonus Target
Tarek Sherif	Chairman and Chief Executive Officer	$500,000	$500,000
Glen de Vries	President	$500,000	$500,000
Cory Douglas	EVP & Chief Financial Officer	$340,000	$204,000
Steven Hirschfeld	EVP - Chief Value Officer	$325,000	$325,000
Eileen Schloss	EVP - Human Resources	$320,000	$160,000

2014 Equity Awards. The Committee approved equity awards for 2014 pursuant to the Amended and Restated 2009 Long-Term Incentive Plan, with 25% of such awards being in the form of shares of restricted stock with service-based vesting, and 75% of such awards being in the form of restricted stock units with performance-based vesting (“PBRSUs”).

The shares of restricted stock will vest annually over a four-year period from grant, 25% on the first anniversary of the grant date and each of the next three annual anniversaries of the grant date, subject to continued employment with the Company. Each PBRSU represents a contingent right to receive 0-200% of the target number of shares. The number of shares actually earned shall be in a range from 0% to 200% of the target amount, with two-thirds of the award vesting based on the Company’s achievement of performance goals based on 2014 revenue guidance and minimum profitability and one-third of the award vesting based on the Company’s total stockholder return (“TSR”) for the year ending December 31, 2014 relative to the TSR of companies in the NASDAQ Composite Index for 2014. The shares issued in settlement of the PBRSUs will vest annually over three years from the grant date.

The table below sets forth the 2014 awards of restricted stock and PBRSUs awarded to the following named executive officers:

Name	Office	Number of Shares of Restricted Stock (25%)	Number of PBRSUs (75%)
			2014 Revenue Guidance and Minimum Profitability (66 2/3%)	2014 Relative TSR (33 1/3%)
Tarek Sherif	Chairman and Chief Executive Officer	18,688	37,375	18,688
Glen de Vries	President	18,688	37,375	18,688
Cory Douglas	EVP & Chief Financial Officer	5,399	10,797	5,399
Steven Hirschfeld	EVP- -Chief Value Officer	5,814	11,628	5,814
Eileen Schloss	EVP- Human Resources	3,738	7,475	3,738

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIDATA SOLUTIONS, INC.

Date: February 13, 2014

	By:	/S/ MICHAEL I. OTNER
	Name:	Michael I. Otner
	Title:	Executive Vice President, General Counsel and Secretary